March 27, 1995





The Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:  Premier Bankshares Corporation

Dear Sir:

     Enclosed for filing on behalf of the above-referenced corporation are eight copies of proxy materials for the annual meeting of stockholders to be held on April 20, 1995. These materials include the Notice to Stockholders, Proxy Statement, form of Proxy, and Exhibit A. Our Check in the amount of $125 is being wired to SEC Account 910-8739 at the Mellon Bank, ABA number 043000261.

     In response to instruction 5 of item 10 or rule 14A-101, issuance of the options or rights under the plan will not involve a "sale". The shares to be issued upon exercise of option will be registered on Form S-8, to be filed prior to the issuance of any such shares.

                                   Yours very truly,
                                   /s/ Ellen Simpson
                                   Ellen Simpson
                                   Corporate Secretary

ES/kc

Enclosures

                    PREMIER BANKSHARES CORPORATION
                            P. O. Box 1199
                      Bluefield, Virginia  24605

                PROXY SOLICITED BY BOARD OF DIRECTORS

          The undersigned hereby appoints William G. Jackson and Harry
     H. Hall or either of them, as proxies, with full power of substitution, to vote all common stock of the undersigned at the Annual Meeting of Stockholders of the Corporation, April 20, 1995 at 2:00 p.m., and at any adjournment thereof, as follows:

          (1) To vote for election to the Board of Directors all nominees listed below, unless authority is withheld by inserting the word "no" at the end of this sentence.
          _______________________.

     YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT HIS NAME BELOW.

     Nominees for Class B Directors to serve until the 1998 Annual Meeting of Stockholders and until their successors are elected and have qualified are:

               John W. Gillispie             Gene H. James
               N. Stanley King, Sr.          Donald B. Baker
                               James R. Wheeling

          (2) To approve the proposed 1995 Long-Term Incentive Plan, unless one of the following two alternatives is chosen:
          AGAINST (   ); ABSTAIN  (   ).

          (3) To vote for appointment of Persinger and Company as independent auditor of Premier Bankshares Corporation for the year 1995, unless one of the following two alternatives is chosen:
          AGAINST (   ); ABSTAIN  (   ).

          (4) To vote upon such other business as may be properly brought before the meeting.

     THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED.

     IF AUTHORITY IS NOT WITHHELD, OR IF NO CHOICE IS SPECIFIED, THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED ABOVE TO BE ELECTED TO THE BOARD OF DIRECTORS, IN FAVOR OF THE PROPOSED 1995 LONG-TERM INCENTIVE PLAN AND FOR APPOINTMENT OF PERSINGER AND COMPANY AS INDEPENDENT AUDITOR FOR PREMIER BANKSHARES CORPORATION FOR 1995.

     Please sign your name(s) exactly as shown imprinted hereon. If stock is registered in more than one name, all owners must sign. If acting as executor or trustee or otherwise in a fiduciary capacity, please sign as such fiduciary.


_____________________________________________________________

Signature of Stockholder




_____________________________________________________________


Signature of Stockholder

Date:_____________________________________

                            PREMIER BANKSHARES
                               CORPORATION




March 24, 1995


Dear Stockholder:

     You are cordially invited to attend the annual meeting of Stockholders of Premier Bankshares Corporation. The meeting will convene at 2:00 p.m. on Thursday, April 20, 1995 at the company's new headquarters, 29 College Drive, Bluefield, Virginia.

     You are also invited to an open house and tour, and to enjoy hor deuvres and cocktails, beginning at 11:30 a.m. A map is enclosed to help you locate the headquarters in case you are not familiar with Bluefield.

     Please note that a survey form is also enclosed. The survey form will be used to assess shareholder interest in a dividend reinvestment plan that is being considered. If the plan is adopted, and you elect to participate, your dividends would automatically be paid in additional Premier stock. Benefits of such a plan include the generation of additional capital when Premier stock is strong, support for Premier's stock price when it lags, improvement of Premier's stock liquidity, and provision to shareholders of a convenient method to augment their current holdings, if desired.
There will be modest costs to administer the program, but management believes the benefits greatly outweigh the cost, assuming there is even moderate participation. Any indication you make on this survey form does not bind you in any way. You will be given an opportunity to make an election to participate, or not, at a later date, if such a plan is adopted.

     Please sign and date the enclosed proxy and survey form and mail it in the envelope provided at your earliest convenience.


                              Sincerely,

                              /s/ James R. Wheeling

                              James R. Wheeling
                             President and CEO


                      PREMIER BANKSHARES CORPORATION
                              P. O. Box 1199
                        Bluefield, Virginia  24605


                    NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Premier Bankshares Corporation:

       NOTICE is hereby given that the 1995 Annual Meeting of Stockholders of Premier Bankshares Corporation will be held at the Corporate Offices, 29 College Drive, Bluefield, Virginia, on April 20, 1995, at 2:00 p.m. for the following purposes:

                    (1)  Electing five Class B Directors for three-year terms.

     (2)  Approving the proposed 1995 Long-Term Incentive Plan.

                    (3)  Appointing an independent auditor for the year 1995.

                    (4) Transacting such other business as may properly come before the meeting, or any adjournments thereof.

     Only stockholders of record at the close of business on March 15, 1995, are entitled to notice of and to vote at such meeting, or any adjournments thereof.

      Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding matters proposed to be acted upon at the meeting.

     To ensure that your shares are represented at the meeting, please fill in, date, sign, and mail promptly the enclosed proxy, for which a return envelope is provided. Your proxy is revocable at any time prior to its exercise.


                         By Order of the Board of Directors

                         /s/ Ellen Simpson

                         Ellen Simpson
                         Corporate Secretary


March 24, 1995







                      PREMIER BANKSHARES CORPORATION
             P. O. Box 1199  ---   Bluefield, Virginia  24605

                             PROXY STATEMENT
                 FOR 1995 ANNUAL MEETING OF STOCKHOLDERS
                                TO BE HELD
                              APRIL 20, 1995

      The Board of Directors of Premier Bankshares Corporation (the Corporation) solicits the enclosed 1995 proxy to be used at the 1995 Annual Meeting of Stockholders to be held at the Corporate Offices, 29 College Drive, Bluefield, Virginia, on Thursday, April 20, 1995, at 2:00 p.m., and at any adjournment thereof.

      The cost of solicitation of proxies will be borne by the Corporation. Solicitations will be made only by mail, except that, if necessary, officers and regular employees of the Corporation or its affiliates may make solicitations of proxies by telegram, telephone or personal calls. Brokerage houses and other nominees may request that copies of the proxy soliciting material be furnished to them for mailing to the beneficial owners of the stock held of record by such brokerage houses and nominees. The Corporation may reimburse them for their reasonable expenses in this connection.

       All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting in accordance with the instructions therein contained, if any. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof. Directors are elected by a plurality of votes properly cast, assuming a quorum is present. All other matters coming before the meeting will be approved if the votes favoring such matter exceed those opposing it. Abstentions and broker non-votes thus have no direct effect on the election of directors or any other matter.

      An Annual Report to Stockholders, including the Corporation's financial statements for the year ended December 31, 1994, accompanies this proxy statement. This proxy statement and the accompanying proxy are first being sent or delivered to stockholders of the Corporation on or about March 24, 1995.

      As of March 15, 1995, the Corporation had outstanding 4,987,805 shares of its common stock, each of which is entitled to one vote at the Annual Meeting. Only stockholders of record at the close of business March 15, 1995, will be entitled to vote at the meeting, or any adjournment thereof.

                          ELECTION OF DIRECTORS

     The Articles of Incorporation divide the directors into three (3) classes with terms to expire as indicated below. At the meeting, five Class B directors will be elected, to serve until the 1998 Annual Meeting of Stockholders.

      In the event that any nominee becomes unavailable for election, the proxies will be voted for a substitute nominee. However, the Board of Directors does not anticipate that any nominee will be unavailable for election, and all have consented to be named and to serve if elected. Each nominee hereinafter named has been recommended for election by the Board of Directors.

                     INFORMATION CONCERNING NOMINEES

     CLASS B, serving until the 1998 Annual Meeting of Stockholders and until a successor shall be elected and qualify:

            Name           Age  Principal Occupation and
       Director Since           Employment Last Five Years


      DONALD  BAKER        57   Retired-Coal Mining, Mayor of Town  of
                                Clintwood, Virginia
      (New)

     JOHN W. GILLESPIE     86   Attorney
     1986

     GENE H. JAMES         64        Farming
     1986

     N. STANLEY KING, SR.  68   Real Estate Broker and Farmer
     1986

     JAMES R. WHEELING    39   President and CEO of Premier
                               Bankshares Corporation; formerly,
     1992                      President and CEO of Tazewell  National
                               Bank,   Managing  Agent for   RTC;
                               President   ELK   National   Bank,
                               Charleston WV,    National Bank Examiner

              INFORMATION CONCERNING REMAINING DIRECTORS

     CLASS C, serving until the 1996 Annual Meeting of Stockholders and until a successor shall be elected and qualify:

         Name           Age    Principal Occupation and
         Director Since        Employment Last  Five Years


     HARRIS HART, II    66     Partner,   Law   Firm   of
     1986                      Gillespie, Hart, Altizer
                               & Whitesell, P. C.

     MILES L. HILLMAN  70     Farming  & Real  Estate Developer
     1986

     ROBERT C. JAMES   54     Real Estate Broker  and Developer
     1986

     CLAUDE H. VANDYKE 70    President  of Candlewax  Smokeless
     1986                    Fuel Company


              INFORMATION CONCERNING REMAINING DIRECTORS

     CLASS A, serving until the 1997 Annual Meeting of Stockholders and until a successor shall be elected and qualify:

      Name              Age  Principal Occupation and
      Director Since           Employment Last Five Years


     JACK P. CHAMBERS   66   Retired; formerly President and CEO of Premier
     1986                    Bankshares  Corporation, formerly of Counsel,
                              Gillespie, Chambers, Altizer, Givens &
                              Walk, Attorneys at Law

     JAMES E. CHILDRESS 70    President of Grundy Oil Company, Inc.
     1986

     CHARLES C. HENLEY  67   Retired; formerly President of Bank of Speedwell
     1986

     JOHN A. JOHNSTON   58   Consultant, Educational Administration
     1986

     GEORGE R. SMITH   68   Physician
     1990

         PROPOSAL TO APPROVE THE 1995 LONG-TERM INCENTIVE PLAN

   The Corporation's 1995 Long-Term Incentive Plan (the "Plan") was approved by the Board of Directors on February 16, 1995. A copy of the Plan is attached hereto as Exhibit A, and the following summary description is qualified in its entirety by reference to the Plan.
The purposes of the Plan are to advance the long-term interests of the Corporation by motivating outside directors and key employees with the opportunity to obtain an equity interest in the Corporation, and to attract and retain key employees upon whose judgment the success of the Corporation largely depends. Under the terms of the Plan, the Personnel Committee may grant stock options, stock appreciation rights, limited stock appreciation rights, restricted stock awards, performance shares, and performance units to key employees of the Corporation.

   Under the recommended plan, stock options are granted at the prevailing market price and, accordingly, only produce value if the Corporation's stock price increases. Option grants vest in equal portions over a three-year period, and executives must be employed by the Corporation at the time of vesting to exercise options. In determining the number of stock options to grant each of the executive officers, the Committee considers, in order of significance: (i) the Committee's subjective assessment of the executive's actual and anticipated contribution to the Corporation's business; (ii) the executive's total proposed compensation for the year, which, for the named executive officers as a group in fiscal 1995 will be targeted at the average of compensation opportunities at comparable banking organizations in a selected Compensation Peer Group; and (iii) the executive's holdings of Company stock.

The Compensation Peer Group is comprised of regional banking organization of similar size and customer markets. These corporations may differ from the corporations that comprise the Index used in the performance graph on page 10. The Corporation uses the Compensation Peer Group instead of the Index for purposes of evaluating its compensation practices because the Index is comprised of banking organizations outside of its immediate marketing area and, as a result, may not provide an adequate basis from which to accurately assess market conditions. The Corporation believes that the targeted comparison afforded by the Compensation Peer Group is a more stable and accurate indicator of compensation practices of its competitors in the banking industry.

   The Plan will be effective as of February 16, 1995, subject to stockholder approval, and will remain in effect so long as shares of Common Stock available for grants or awards thereunder until the Plan expiration date of February 16, 2005.

Number of Shares

   The Plan provides that one and one-quarter percent (currently 62,348 shares) of the outstanding shares at the beginning of each calendar year, but no more than 625,000 shares of the Corporation's Common Stock, will be available in the aggregate for the grant of stock options, stock appreciation rights, limited stock appreciation rights, restricted stock awards, performance shares, and performance units from time to time. No more than one-half of one percent (0.5%) of the total number of shares of Common Stock subject to the Plan may be awarded in any year to any participant in the Plan.

   These numbers are subject to adjustment to reflect certain extraordinary distributions of cash or shares of stock and certain stock changes such as stock dividends, stock splits and share exchanges. Shares of Common Stock available for issuance under the Plan may be authorized but unissued shares. In most cases, shares of Common Stock covered by lapsed, canceled, surrendered or terminated options or other awards will be available again for grant under the Plan.

Administration; Eligibility

   The Plan will be administered by the Personnel Committee (the "Committee") of the Corporation's Board of Directors composed of not less than three directors, each of whom shall be a "disinterested person" as that term is used and defined under Rule 16(b)-3 under the Securities Exchange Act of 1934, as amended. Members of the Committee will be appointed by and will serve at the pleasure of the Board of Directors. The initial members of Committee are Messrs. Childress, Hart, James, Johnston, and VanDyke, and Dr. Smith. The selection of the participants in the Plan and the extent of the participation of each will be determined by the Committee. Such participants will be employees of the Corporation and its subsidiaries whose performance, as determined by the Committee, can have an effect on the growth, profitability and success of the Corporation (Approximately 3 persons). Outside directors (currently 13 persons) will be eligible for automatic grants of non-qualified stock options on the date of each stockholders meeting.

Stock Options

   The Committee may grant a participant the option to purchase shares of Common Stock of the Corporation through incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options not qualified under Section 422 of the Code ("non-qualified stock options") or a combination of both. Incentive and non-qualified stock options must be granted at not less than 100% of the fair market value of the underlying Common Stock on the date the option is granted, except that up to 25% of the shares may be granted in the form of non-qualified stock options priced at no less than 50% of the fair market value of the shares of Common Stock on the date of grant. Upon exercise, the option price is to be paid in full in cash, in shares of Common Stock, in such other consideration as the Committee may deem appropriate, or through an arrangement with a broker. Options will be exercisable in whole or in such installments and at such times as may be determined by the Committee, provided that no stock option may be exercisable sooner than six months and no more than ten years after the date of its grant. The total market value of all shares which may underly stock options under the plan is $1,076,916 as of March 17, 1995.

Stock Appreciation Rights

   The Committee may grant key employees the right to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the date of the agreement granting the stock appreciation right (the "base price") to its date of exercise. These stock appreciation rights may or may not be granted in tandem with stock options.

   Stock appreciation rights granted in tandem with stock options will be exercisable only to the extent the related stock option is exercisable and upon exercise of such a tandem stock appreciation right, the related stock option shall be canceled to the extent of the number of stock appreciation rights exercised and such shares will not thereafter be eligible for grant under the Plan. The base price for a tandem stock appreciation right will be determined by the Committee, but it must not be less than the exercise price of the related stock option.

   Free-standing stock appreciation rights will be exercisable at the time or times determined by the Committee. The base price for a free-standing stock appreciation right will be determined by the Committee, but it must not be less than the fair market value of the Common Stock on the date of the grant of the stock appreciation right.

Limited Stock Appreciation Rights

   The Committee may grant key employees the right to receive a payment in cash equal to the appreciation over the base price by the greater of either the highest price of shares of Common Stock paid in connection with a change in control or the highest price of the shares of Common Stock during the 60 days prior to the change in control. These limited stock appreciation rights may be granted at the time an option or stock appreciation right is granted or at any time thereafter. Limited stock appreciation rights are exercisable in full for a period of seven months following the date of a change in control.

   If limited stock appreciation rights are exercised, any stock options and stock appreciation rights to which they are attached can no longer be exercised. If the stock options or stock appreciation rights are exercised or terminated, the limited stock appreciation rights are simultaneously canceled.

Restricted Stock Awards

   The Plan permits the Committee to award restricted stock to key employees of the Corporation (without payment of consideration by the participant) with such terms, conditions, restrictions or limitations as the Committee deems appropriate. While the restrictions are in effect, the Committee may permit a participant the right to vote shares and the right to receive any dividends. Restricted stock awards may be evidenced by stock certificates, book-entry registrations or in such other manner as the Committee determines.


Performance Shares and Performance Units

   The Plan permits the Committee to grant performance shares and performance units to key employees, which will entitle the participant to convert the performance shares or performance units into shares of Common Stock or into cash or into a combination thereof, as determined by the Committee, if pre-determined performance targets or goals are met. Performance goals will include one or more of the following: deposit growth, asset quality, net earnings, operating income, cash flow, return on equity, return on capital employed, return on assets, and total stockholder return. The Committee will determine the length of the performance period. Award payments made in cash rather than by the issuance of shares shall not result in additional shares being available for reissuance under the Plan.

Employment; Transferability

   The Committee is authorized under the Plan to adopt policies regarding the entitlement of participants who cease to be employed by the Corporation because of death, disability, resignation, termination or retirement. These policies may vary depending upon the specific circumstances and the individual involved.

   The rights and interests of a participant under the Plan, and in any security issued or granted under the Plan, may not be assigned, sold, encumbered or transferred except by will or the laws of descent and distribution in the event of the death of the participant.

Amendments

   The Committee may suspend, reinstate and terminate the Plan or any portion thereof at any time. In addition, the Committee may, from time to time, amend the Plan in any manner, but may not without stockholder approval adopt any amendment which would (a) materially increase the benefits accruing to participants under the Plan, or (b) materially increase the number of shares of Common Stock which may be issued under the Plan (except in the event of certain extraordinary distributions of cash or shares of stock, as described in the Plan).

Initial Awards

   Subject to stockholder approval of the Plan, the Corporation proposed initial grants of stock options under this Plan on February 16, 1995. The exercise price is $16.75, representing 100% of the fair market value of the common stock on the date of the proposed grants. Incentive stock options were proposed for executive officers and employees, and nonqualified options were proposed for directors.

      Name and Position              Number of Options
 James R. Wheeling, President &
   CEO & Director                         8,340
 All Executive Officers as a Group       14,860
 Directors Who Are Not
 Executive Officers                        4,940
 Non-Executive Officer                     6,930
 Employee Group*

   *Includes Chief Executive Officers of  Subsidary Banks

Federal Income Tax Consequences

     The following is a summary of the Federal income tax treatment of the incentive stock options, non-qualified stock options, stock appreciation rights, limited stock appreciation rights, restricted stock awards, performance shares and performance units that may be granted under the Plan based upon the current provisions of the Code and regulations promulgated thereunder.

     Incentive Stock Options. Incentive stock options under the Plan are intended to meet the requirements of Section 422 of the Code. Under this section of the Code, if an option holder acquires stock upon the exercise of an option, no income will result to the option holder and the Corporation will be allowed no deduction as a result of such exercise if the following conditions are met: (a) at all times during the period beginning with the date of the grant of the option and ending on the date three months before the date of such exercise, the option holder is an employee of the Corporation or of a subsidiary; and (b) the option holder makes no disposition of the stock within two years from the date the option is granted nor within one year after the option is exercised. In the event of a sale of such stock by the option holder after compliance with these conditions, any gain realized over the price paid for the stock will ordinarily be treated as a long-term capital gain, and any loss will ordinarily be treated as a long-term capital loss, in the year of sale. The exercise of an incentive stock option may result in alternative minimum tax liability to the option holder.

     If the option holder fails to comply with the employment or holding period requirements discussed above, he will be treated as having received compensation taxable as ordinary income or having received a capital gain in accordance with the provisions of the Code. If the option holder is treated as having received compensation because of this failure to comply with either condition above, an equivalent deduction from income will be allowed to the Corporation in the same year.

     Non-Qualified Stock Options. An option holder who exercises a non-qualified stock option will generally realize compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Corporation will be entitled to a deduction from income in the same amount. The option holder's basis in such shares will be the fair market value on the date exercised, and long-term or short-term capital gain or loss, depending on the holding period of the shares, will be recognized in the year of sale.

     Stock Appreciation Rights. The grant of a stock appreciation right will not result in tax consequences to the Corporation or to an option holder. An option holder who exercises a stock appreciation right will realize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the shares received on the date of exercise, and the Corporation will be entitled to a deduction in the same amount.

     If an employee allows a stock appreciation right to expire, otherwise than as a result of exercising the related option, the Internal Revenue Service may contend that the employee will have taxable income in the year of expiration equal to the amount of cash or the fair market value of stock which he would have received if he had exercised his stock appreciation right immediately before it expired. In addition, under Treasury Regulations governing incentive stock options, a stock appreciation right with respect to an incentive stock option must be granted at the same time the incentive stock option is granted in order to ensure that the incentive stock option remains qualified as such.

     Limited Stock Appreciation Rights. The grant of a limited stock appreciation right will not result in tax consequences to the Corporation or to a participant. A participant who exercises a limited stock appreciation right will realize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the shares received on the date of exercise, and the Corporation will be entitled to a deduction in the same amount. A participant who does not exercise at the time of a change in control and allows the limited stock appreciation rights to lapse could be taxed as though exercise had occurred at either of those two dates.

     Restricted Stock Awards. Restricted stock awards granted under the Plan will constitute taxable income to the recipient, and a deductible expense to the Corporation, in the year in which the restrictions lapse unless the participant elects to recognize income in the year the award is made. Unless such an election is made, the amount of the taxable income and corresponding deduction will be equal to the excess of the fair market value of the stock on the date the restrictions lapse over the amount, if any, paid for such stock. The Corporation is also allowed a compensation deduction for dividends paid to participants (provided they have not elected to recognize income at the time of the award) on restricted stock while the restrictions remain in force.

     Performance Shares and Performance Units. Performance shares and performance units awarded under the Plan will not constitute a taxable event to the recipient until such time as the recipient actually receives shares of Common Stock or cash related to such award. The amount of taxable income will be equal to the amount of cash received or the fair market value of stock received at such time. The Corporation will be entitled to a corresponding deduction in the same year.

     The Board of Directors recommends approval of the Plan.


                        OWNERSHIP OF COMMON STOCK

           No  stockholder beneficially owns in excess of five percent
     of   the  outstanding  common  stock  of  the  Corporation.   The
     following table sets forth the beneficial ownership of the Common Stock of the Corporation as of March 15, 1995, by each director (including the CEO) and nominee and all directors and executive officers as a group.
                         Number of Shares
     Name or Group            Beneficially Owned(1)         Percent of
     Class
     Jack P. Chambers     55,740             1.12
     James E. Childress   10,100             (2)
     John W. Gillespie    64,795             1..30
     Harris Hart, II      30,288             (2)
     Charles C. Henley    36,112             (2)
     Miles L. Hillman     81,000             1.62
     Gene H. James        52,078             1.04
     Robert C. James      42,523             (2)
     John A. Johnston      4,415             (2)
     N. Stanley King, Sr. 89,892             1.80
     George R. Smith      17,650             (2)
     Larry H. Sykes       37,751             (2)
     Claude H. VanDyke   182,390             3.66
     James R. Wheeling     8,411             (2)

     All directors and executive
      officers as a group (16 persons)  714,506             14.33

     (1) Includes shares which may be deemed beneficially owned by virtue of family relationships, joint ownership, voting power or investment power.

     (2) Less than 1 percent.


                      SUMMARY COMPENSATION TABLE
                          ANNUAL COMPENSATION
                                                       Other Annual
Name and Principal Position        Year      Salary         Bonus
Compensation
*James R. Wheeling            1994      $110,000  $16,673   $17,780

*Mr. Wheeling was hired as Chief Executive Officer on January 1, 1994.




                             Period Ending

                12/31/8  12/31/  12/31/9  12/31/  12/31/  12/31/
                      9      90        1      92      93      94
SNL OTC Bank     100.00   74.44   122.28  174.45  193.45  193.94
Index
All Nasdaq US    100.00   84.92   136.28  158.58  180.93  176.92
Stocks
Premier          100.00   79.88    93.50  192.17  170.75  159.51
Bankshares



                          EMPLOYEE BENEFIT PLANS

     The Corporation maintains a discretionary profit sharing plan and defined contribution retirement plan for employees. Total expenses (funded as accrued) related to these plans were $814,000, $812,000, and $689,000 for 1994, 1993 and 1992, respectively. This defined contribution plan is currently being funded at a minimum rate of 10 percent of the annual eligible compensation of participants. There are no other funding requirements and no other liabilities or commitments for any of this plan. The amounts shown in the compensation table include contributions under this plan for the person indicated.


                 DIRECTORS MEETINGS, COMMITTEES AND FEES

     Directors of the Corporation currently receive an annual retainer of $2,400 payable in two semiannual installments if they attend at least two-thirds of the required board meetings as well as two-thirds of the required committee meetings. In addition to the retainer, directors receive a fee of $400 for each Board and $200 for each committee meeting attended. See "Initial Awards" on page 7 for stock options granted to directors. The Board of Directors held seven meetings during the last fiscal year, and nine committee meetings were held. All incumbent directors attended at least 75 percent of the aggregate number of meetings held by the Board, and meetings of committees on which they served.

       The Board of Directors has appointed an Audit Committee consisting of the following nonemployee directors: Harris Hart, II, Gene H. James, Robert C. James, and Larry Sykes. The Audit Committee, which met two times during 1994, reviews the financial records and reports of the Corporation and each of its affiliates.

      The Board of Directors has appointed a Nominating Committee, consisting of N. Stanley King, Sr., Charles C. Henley, Miles L. Hillman, and John W. Gillespie, to consider nominees to stand for election to the Board of Directors. This committee met one time during 1994. The Nominating Committee has no formal procedure for considering nominees proposed by the shareholders.

      Mr. Johnston inadvertently failed to file the required Form 4 relating to a single stock purchase during 1994. Such filing was made when the omission was brought to his attention.

     BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General

The Compensation Committee (the "Committee") of the Board of Directors administers the Corporation's executive compensation program for senior executives, evaluates the performance of corporate officers, and considers management succession and related matters. The Committee reviews with the Board all aspects of compensation for the Chief Executive Officer and reviews in general the compensation of all other executives. The Committee is currently comprised of six non-employee outside directors, whose names are set forth following this report.

The Committee's overall goal is to provide a compensation program that will attract and retain qualified executives for the Corporation and to provide them with incentives to achieve performance goals and increase shareholder value. Accordingly, the Corporation's compensation policy is intended to align individual performance objectives with the Corporation's performance and the interests of stockholders. In addition, such policy attempts to use the elements of compensation to support achievement of short-term business plans and long-term strategic goals, reward individuals for outstanding contributions to the Corporation's success and attract, motivate and retain executives of the highest quality.

Compensation Components

The Corporation's executive compensation's is based on two components
- --base salary and annual incentives --each of which plays an integral role in the Corporation's overall compensation program. In addition, as a result of a study conducted by an independent compensation consulting firm, the Corporation is recommending to stockholders the adoption of a long-term incentive compensation program to further align the interests of executives and stockholders (See "Proposal to Approve the 1995 Long-Term Incentive Plan.").



Base Salaries

The Committee believes that, due to the Corporation's success in its principal markets, other companies seeking proven executives may view members of the Corporation's experienced executive team as potential targets. The base salaries paid to the Corporation's executive officers in 1994 were believed necessary to retain their services.

Base salaries, including that of the Chief Executive Officer, are reviewed annually and are adjusted based on the performance of the executive, any increased responsibilities assumed by the executive, average salary increases or decreases in the industry and the going rate for similar positions at comparable companies. The Committee set the salary of the Chief Executive Officer and Mr. Wheeling recommended the 1994 base salaries of the Corporation's other executive officers. Each executive officer's base salary was reviewed in accordance with the above criteria by the members of the Committee and thereafter approved.

Annual Bonus Program

The Corporation maintains an annual bonus program under which executive officers and other key management employees have the opportunity to earn cash bonuses. The program is intended to motivate and reward executives for the achievement of individual performance objectives and for the attainment by the Corporation of strategic and financial performance goals, including specified levels of return on assets (ROA).

The Corporation maintains a profit sharing plan under which employees can receive annual cash awards if performance exceeds a 1.25% return on assets threshold. The profit sharing pool is allocated to individual subsidiary banks based on their performance and is distributed to full-time employees according to the proportion of the total full-time payroll represented by their compensation.

A second bonus plan focuses on each subsidiary banks' performance and awards subsidiary bank Chief Executive Officers (CEOs) through a sliding ROA scale that is multiplied by an earnings asset percentage. Based on this scale, the CEO of each subsidiary bank can receive an award equal to from 8% to 15% of base pay. The CEO's award is then multiplied by 3 to generate a subsidiary bank-wide bonus pool which is distributed to full-time employees on a relative compensation basis.

Long-Term Compensation

At this time the Corporation has no long-term incentive compensation program for its executives or other employees. The Corporation is recommending to stockholders approval of the 1995 Long-Term Incentive Plan. This aspect of the Corporation's compensation program is intended to retain executives and motivate them to improve the long-term value of shareholders' investments in the Corporation.

Chief Executive Officer Compensation

During 1994, Mr. Wheeling received a base salary increase from $70,720 to $110,000 in recognition of his promotion to Chief Executive Officer and his providing leadership for the Corporation during the year.
Mr. Wheeling also received during 1994, for the year ended December 31, 1993, $2,566 (3.63% of his 1993 base salary) and $7,114 (10.06%
of his 1993 base salary) , respectively, under the subsidiary bank profit sharing and bonus plans, as a result of Tazewell National Bank achieving a return on assets of 1.73% in 1993.

                                        James E. Childress
                                        Harris Hart, II
                                        Robert C. James
                                        Dr. George R. Smith, Jr.
                                        Claude H. VanDyke


                           CERTAIN TRANSACTIONS

           Some of the directors and officers of the Corporation and their families are at present, as in the past, customers of banking affiliates of the Corporation, and have had and expect to have transactions with the affiliate banks in the ordinary course of business. In addition, some of the directors and officers of the Corporation are at present, as in the past, also directors and officers of corporations which are customers of the affiliate banks and which have had and expect to have transactions with such banks in the ordinary course of business. Such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.


                    APPOINTMENT OF INDEPENDENT AUDITOR

          Persinger & Company is being recommended to the stockholders of the Corporation for appointment as independent auditor for the year ending December 31, 1995. Representatives of Persinger & Company are expected to attend the meeting and have the opportunity to make a statement and respond to appropriate questions from stockholders.


                      STOCKHOLDER PROPOSALS FOR 1996

          If any eligible stockholder intends to present a proposal at the 1996 Annual Meeting of Stockholders, such proposal must be received by the Corporation at its principal executive office, 29 College Drive, P. O. Box 1199, Bluefield, Virginia 24605, on or before November 24, 1995. Otherwise, such proposal will not be considered for including in the Corporation's proxy statement for such meeting.


                              MISCELLANEOUS

           All properly executed proxies received by the Corporation will be voted at the meeting in accordance with the instructions contained therein.

           The Board of Directors knows of no matter not identified herein which may properly come before the meeting for action. However, if any other matter does properly come before the meeting, the person or persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

           You are urged to execute and return promptly the enclosed form of proxy.

                                     By  Order  of  the  Board  of Directors
                                       /s/ Ellen Simpson
                                        Ellen Simpson
                                 Corporate Secretary

EXHIBIT A

                    PREMIER BANKSHARES CORPORATION


                   The 1995 Long-Term Incentive Plan


SECTION 1. PURPOSES. The purposes of the 1995 Premier Bankshares Long-Term Incentive Plan (the "Plan") are to encourage directors and selected key employees and Premier Bankshares Corporation (the "Corporation") to acquire a proprietary and vested interest in the growth and performance of the Corporation, and to generate an increased incentive to contribute to the Corporation's future success and prosperity, thereby enhancing the value of the Corporation for the benefit of stockholders and the ability of the Corporation to attract and retain individuals of exceptional talent.

SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

(a) "Award" shall mean any Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock Award, Performance Share, Performance Unit, Other Stock Unit Award, or any other right, interest, or option granted pursuant to the provisions of the Plan.

(b) "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted hereunder and signed by both the Corporation and the Participant or by both the Corporation and an Outside Director.

(c) "Board" shall mean the Board of Directors of the Corporation, including the Boards of Directors of Subsidiaries, except as any differences may be noted in this Plan.

(d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, including the rules, regulations, and interpretations promulgated thereunder.

(e) "Committee" shall mean the Personnel Committee of the Corporation's Board, composed of not less than three directors each of whom is a Disinterested Person.

(f) "Corporation" shall mean Premier Bankshares Corporation.

(g) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor definition adopted by the Commission.

(h) "Dividend Equivalent" shall mean any right granted pursuant to
Section 14(i) hereof to receive an equivalent amount of interest or dividends with respect to the number of shares covered by an Award.

(i) "Employee" shall mean any salaried employee of the Corporation or its Subsidiaries.

(j) "Fair Market Value" shall mean, with respect to any property, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

(k) "Incentive Stock Option" shall mean an Option granted under
Section 6 hereof that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(l) "Limited Stock Appreciation Right" shall mean a Stock Appreciation Right that can only be exercised in the event of a change in control, according to the definition and provisions of Section 8 of the Plan.

(m) "Non-qualified Stock Option" shall mean an Option granted to a Participant under Section 6 hereof that is not intended to be an Incentive Stock Option. "Non-qualified Stock Option" shall also mean an Option granted to an Outside Director pursuant to the terms of
Section 11 hereof.

(n) "Option" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

(o) "Outside Director" shall mean a member of the Board who is not an Employee of the Corporation.

(o) "Participant" shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

(p) "Performance Award" shall mean any Award of Performance Shares or Performance Units pursuant to Section 10 hereof.

(q) "Performance Period" shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(r) "Performance Share" shall mean any grant pursuant to Section 10 hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(s) "Performance Unit" shall mean any grant pursuant to Section 10 hereof of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(t) "Person" shall mean any individual, corporation, partnership, association, joint-stock Corporation, trust, unincorporated organization, or government or political subdivision thereof.

(u) "Restricted Stock" shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(v) "Restricted Stock Award" shall mean an award of Restricted Stock under Section 9 hereof.

(w) "Shares" shall mean shares of the common stock of the Corporation, $2.00 par value, and such other securities of the Corporation as the Committee may from time to time determine.

(x) "Stock Appreciation Right" shall mean any right granted to a Participant pursuant to Section 7 hereof to receive, upon exercise by the Participant, either, the excess of the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, the excess of the Fair Market Value of one Share at any time during a specified period before the date of exercise over the grant price of the right as specified by the Committee, in its sole discretion, on the date of grant, which shall not be less than the Fair Market Value of one Share on such date. Any payment by the Corporation in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

(y) "Stockholder Meeting" shall mean the annual meeting of stockholders of the Corporation held each year.

(z) "Subsidiaries" shall mean any corporation or corporations in which the Corporation owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Corporation owns at least fifty percent (50%) of the combined equity thereof.

SECTION 3. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees of the Corporation to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; provided, however, that Shares subject to any form of award granted to any individual employee during any calendar year shall not exceed one-half of one percent (0.5%) ______ of the total number of Shares, subject to any adjustment according to the terms of Section 4(b); (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended;
(vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant; (vii) interpret and administer the Plan and any instrument or agreement entered into under the Plan;
(viii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Corporation, any Participant, any stockholder, and any employee of the Corporation or its Subsidiaries. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

SECTION 4.  SHARES SUBJECT TO THE PLAN.

(a) Subject to adjustment as provided in Section 4(b), the total number of Shares available for grant under the Plan in each calendar year shall be one and one-quarter percent (1.25%)one percent (1.0%) of the total outstanding Shares as of the first day of such year for which the Plan is in effect; provided that such number shall be increased in any year by the number of Shares available for grant hereunder in previous years but not covered by Awards granted hereunder in such years, as well as Shares subject to Awards forfeited or terminated in the manner noted below; and provided further, that no more than six hundred and twenty-five thousand (625,000)five hundred thousand (500,000) Shares shall be cumulatively available for grant under the Plan. In addition, any Shares issued by the Corporation through the assumption or substitution of outstanding grants from an acquired Corporation shall not reduce the shares available for grants under the Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan.

(b) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Shares, such adjustment shall be made in the aggregate number of Shares which may be delivered under the Plan, and in the number of Shares subject to outstanding Options granted under the Plan, and in the price or number of Shares subject to Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, and provided that the number of Shares subject to any Award shall always be a whole number, and provided further, that the number of shares subject to outstanding Options granted to Outside Directors pursuant to Section 11 hereof and the number of shares subject to future Option grants pursuant to
Section 11 shall be subject to adjustment only as set forth in Section
11.

SECTION 5. ELIGIBILITY. Any Employee (excluding any member of the Committee) shall be eligible to be selected as a Participant. All Outside Directors shall automatically be eligible to receive Awards pursuant to Section 11.

SECTION 6. STOCK OPTIONS. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted to a Participant under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price per Share purchasable under an Option shall be determined by the Committee in its sole discretion; provided that such purchase price in the case of Incentive Stock Options shall not be less than the Fair Market Value of the Share on the date of the grant of the Option. In no event shall the Option Price of any Non-qualified Stock Option be less than 50% of the Fair Market Value of the Shares on the date of grant, and the number of such below-market Options shall be limited to 25% of the Options available for grant in any calendar year.

(b) Option Period. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Incentive Stock Option shall be exercisable after the expiration of ten years from the date the Option is granted.

(c) Exercisability. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant.
Unless otherwise determined by the Committee at or subsequent to grant, no Incentive Stock Option shall be exercisable during the year ending on the day before the first anniversary date of the granting of the Incentive Stock Option.

(d) Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

(e) Payment. Options shall be exercised by the delivery of a written notice of exercise to the Corporation, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price shall be payable in full to the Corporation either: in cash or its equivalent, or by tendering to the Corporation, or certifying by the Participant to the satisfaction of the Corporation, previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option price (provided that the Shares which are tendered or certified must have been held by the Participant for at least six (6) months prior to their tender or certification), or by a combination of these methods. The Committee may also allow cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means the Committee determines to be consistent with the Plan's purpose and applicable law.

(f) Incentive Stock Options. In accordance with rules and procedures established by the Committee, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options held by any Participant which are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Corporation or subsidiary of the Corporation) shall not exceed $100,000 or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

SECTION 7. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Non-qualified Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

SECTION 8.  LIMITED STOCK APPRECIATION RIGHTS.

Limited Stock Appreciation Rights may be granted hereunder to Participants in addition to or related to any Option or Stock Appreciation Right granted under the Plan. A Limited Stock Appreciation Right may be granted at the time the Option or Stock Appreciation Right is granted or at any time thereafter. Limited Stock Appreciation Rights are exercisable in full for a period of seven months following the date of a Change in Control as defined in
Section 12(b).

(a) Amount of Payment. The amount of payment to which a Participant shall be entitled upon the exercise of each Limited Stock Appreciation Right shall be equal to the difference between the Option price of the Shares covered by the related Option or Stock Appreciation Right and the Market Price of such Shares. Market Price is defined to be the greater of (i) the highest price of the Shares paid in connection with a Change in Control and (ii) the highest price of the Shares reflected in the New York Stock Exchange Transactions Report during the 60-day period prior to the Change in Control.

(b) Form of Payment. Payments to Participants upon the exercise of Limited Stock Appreciation Rights shall be made solely in cash.

(c) Effect of Exercise. If Limited Stock Appreciation Rights are exercised, the Options and Stock Appreciation Rights related to them cease to be exercisable. Upon the exercise or termination of the Options or Stock Appreciation Rights, the related Limited Stock Appreciation Rights terminate.

SECTION 9.  RESTRICTED STOCK.

(a) Issuance. Restricted Stock Awards may be issued hereunder to Participants, for no cash consideration, either alone or in addition to other Awards granted under the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

(b) Registration. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award.

(c) Forfeiture of Restricted Stock Award. Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason during the restriction period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Corporation; provided that in the event of a Participant's retirement, permanent disability, other termination of employment or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock.
Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the grantee promptly after the period of forfeiture, as determined or modified by the Committee.

SECTION 10. PERFORMANCE AWARDS. Performance Awards, including Performance Shares and Performance Units, may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance standards to be used during any Performance Period shall include measures such as net earnings, operating income, cash flow, return on equity, return on capital employed, return on assets, and total stockholder return. The performance standards selected and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 12, Performance Awards will be paid only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis. The maximum cash award paid to any Participant during any plan year shall be no more than five hundred thousand dollars ($500,000).

SECTION 11.  OUTSIDE DIRECTORS' OPTIONS.

(a) Grant of Options. On February 16, 1995, each Outside Director of the Corporate Board shall automatically be granted an Option to purchase $2,000 worth of Shares of the Company; and each Outside Director of a Subsidiary Board shall automatically be granted an Option to purchase $1,000 worth of Shares of the Company; on each subsequent February 16 for the duration of this Plan, the same grant shall automatically be made to each Outside Director. The number of shares granted shall be determined by dividing $2,000 for Corporate Directors or $1,000 for Subsidiary Directors by an estimate of the present value of one Share of Company stock using a stock option valuation methodology and rounding to the nearest ten (10) shares.
All such options shall be Non-qualified Stock Options. The price at which each share of common stock covered by such Options may be purchased shall be one hundred percent (100%) of the Fair Market Value of the Shares on the date the Option is granted. Fair Market Value for purposes of this Section 11 shall be deemed to be the average of the high and low prices of the Shares for composite transactions as published by major newspapers for the date the Option is granted or, if no sale of the Shares shall have been made on that day, the next preceding day on which there was a sale of the Shares of stock.

(b) Exercise of Options. Except as set forth in this Section 11, thirty-three and one-third percent (33.33%) of the total number of the Shares subject to an Option granted to an Outside Director shall become exercisable on the first, second, and third anniversaries from the Date of Grant. The right to purchase Shares with respect to shares which have become exercisable shall be cumulative during the term of the Option. Any Option that has been outstanding for more than one (1) year shall immediately become exercisable in the event of a Change in Control, as hereinafter defined. The Option may be exercised by the Outside Director during the period that the Outside Director remains a member of the Board and for a period of five (5) years following retirement or permanent and total disability, provided that only those Options exercisable at the date of the Outside Director's retirement may be exercised during the period following retirement or permanent and total disability and, provided further, that in no event shall the Option be exercisable more than ten (10) years after the date of grant. In the event of the death or permanent and total disability of an Outside Director, the Option shall be exercisable only within the twelve (12) months next succeeding the date of death, and then only (i) by the executor or administrator of the Outside Director's estate or by the person or persons to whom the Outside Director's rights under the Option shall pass by the Outside Director's will or the laws of descent and distribution, and
(ii) if and to the extent that the Outside Director was entitled to exercise the Option at the date of the Outside Director's death, provided that in no event shall the Option be exercisable more than ten (10) years after the date of grant.

(c) Payment. An Option granted to an Outside Director shall be exercisable only upon payment to the Company of the full purchase price of the shares with respect to which the Option is being exercised. Payment for the shares shall be in United States dollars, payable in cash or by check.

(d) Adjustment of Options. In case there shall be a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure such that the shares of common stock of the Company are changed into or become exchangeable for a larger or smaller number of shares, thereafter the number of shares subject to outstanding Options and the number of shares subject to Options to be granted to Outside Directors pursuant to the provisions of this Section 11 shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of common stock of the Company by reason of such change in corporate structure, provided that the number of shares shall always be a whole number, and the purchase price per share of any outstanding Options shall, in the case of an increase in the number of shares, be proportionately reduced, and in the case of a decrease in the number of shares, shall be proportionately increased.


SECTION 12.  CHANGE IN CONTROL.

(a) In order to maintain the Participants' rights in the event of any Change in Control of the Corporation, as hereinafter defined, the Committee, as constituted before such Change in Control, may, in its sole discretion, as to any Award, either at the time an Award is made hereunder or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date fixed by the Committee; (ii) provide for the purchase of any such Award, upon the Participant's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of the Corporation.

(b) A Change in Control shall be deemed to have occurred for the purposes of the Plan if any Person other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, and other than the Corporation or its Subsidiaries, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or if individuals who constitute the Board and any new Director whose election by the Board or nomination for election by the Corporation's stockholders was approved by at least two-thirds (2/3) of the Directors then still in office who either were Directors or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

SECTION 13. AMENDMENTS AND TERMINATION. The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a or Participant under an Award heretofore granted, without the Participant's consent, or that without the approval of the stockholders would:

(a) except as is provided in Section 4(b) of the Plan, increase the total number of shares reserved for the purposes of the Plan;

(b) change the employees or class of employees eligible to participate in the Plan; or

(c) change in any way the Options provided for in Section 11 of the Plan.

The Committee may amend the terms of any Award heretofore granted (except Options granted pursuant to Section 11 hereof), prospectively or retroactively, but no such amendment shall impair the rights of any Participant without his consent. The Committee may also substitute new Awards for Awards previously granted to Participants, including without limitation previously granted Options having Fair Market Value or higher option prices, except the number of Options substituted shall not exceed ten percent (10%) of the total number of shares authorized under the Plan. The Plan shall terminate on the day following the tenth anniversary of the Plan's approval by Stockholders and such termination shall not impair the rights of a Participant under an Award heretofore granted.


SECTION 14.  GENERAL PROVISIONS.

(a) No Award shall be assignable or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Each Award shall be exercisable, during the lifetime of the Participant or the Outside Director, only by the Participant or the Outside Director or, if permissible under applicable law, by the guardian or legal representative of the Participant or Outside Director.

(b) The term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided that in no event shall the term of any Incentive Stock Option or any Stock Appreciation Right related to any Incentive Stock Option exceed a period of ten (10) years from the date of its grant.

(c) No Employee or Participant shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

(d) The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a fully executed copy thereof to the Corporation, and otherwise complied with the then applicable terms and conditions.

(e) The Committee shall be authorized to make adjustments in Performance Award standards or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Corporation shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate. Notwithstanding the above, the Committee shall not have the right to make any adjustments in the terms or conditions of the Options granted pursuant to Section 11.

(f) The Committee shall have full power and authority to determine any other type and form of Award beyond those enumerated above to grant a Participant for the furtherance of the purposes of the Plan.

(g) The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award (other than Options granted pursuant to Section 11) shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if the Participant, without the consent of the Committee, while employed by the Corporation or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Corporation or with any business in which the Corporation has a substantial interest as determined by the Committee.

(h) All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(i) Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award, but excluding Options granted pursuant to Section 11) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or Dividend Equivalents, with respect to the number of shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

(j) As circumstances may from time to time require, the Committee may in its sole discretion make available to Participants loans for the purpose of exercising Options. These loans shall include such terms as the Committee deems reasonable in its sole discretion.

(k) The Corporation shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due with respect to an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Corporation to satisfy all obligations for the payment of such taxes. The Corporation shall also be authorized to accept the delivery of shares by a Participant in payment for the withholding of federal, state and local taxes (but not for social security and Medicare taxes) up to the Participant's marginal tax rate.

(l) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(m) The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Virginia and applicable Federal law.

(n) If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.